UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RIGETTI COMPUTING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70643-P27584 RIGETTI COMPUTING, INC. 775 HEINZ AVENUE BERKELEY, CA 94710 RIGETTI COMPUTING, INC. 2025 Annual Meeting of Stockholders to be held on June 10, 2025 at 9:00 A.M. Pacific Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.virtualshareholdermeeting.com/RGTI2025. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. You invested in RIGETTI COMPUTING, INC. and it’s time to vote! Stockholders of record as of the close of business on April 15, 2025 have the right to vote on proposals being presented at the 2025 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on June 10, 2025. Vote Virtually at the Meeting* June 10, 2025 9:00 am Pacific Time Virtually at: www.virtualshareholdermeeting.com/RGTI2025 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70644-P27584 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2 1. To elect two Class III directors each to hold office until the 2028 Annual Meeting of Stockholders. For Nominees: 01) Michael Clifton 02) Ray Johnson 2. To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.